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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use in this Registration Statement of InSight Health Services Corp. on Form S-4 of our report dated January 20, 1997, appearing in the Prospectus which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

BAKER NEWMAN & NOYES

LIMITED LIABILITY COMPANY

July 29, 1998